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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 23, 2000 on the consolidated financial statements of JAKKS Pacific, Inc. in this Form 10-K into the previously filed Form S-3 Registration Statement of JAKKS Pacific, Inc. (File No. 333-48865).



                                        /s/  PANNELL KERR FORSTER
                                        --------------------------------
                                        Pannell Kerr Forster
                                        Certified Public Accountants
                                        A Professional Corporation



Los Angeles, California
March 29, 2000